Exhibit 32
Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Quarterly Report of Nelnet, Inc. and subsidiaries (the “Company”) on Form 10-Q for the quarter ended March 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 12, 2008	By:	/s/ MICHAEL S. DUNLAP Name: Michael S. Dunlap
Title: Chairman and Chief Executive Officer

	By:	/s/ TERRY J. HEIMES Name: Terry J. Heimes
Title: Chief Financial Officer